                                                               EXHIBIT (a)(5)(G)

               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE
                         IN AND FOR NEW CASTLE COUNTY


--------------------------------------

SIDNEY ISAACS,
                         Plaintiff,
      v.                                        C.A. No. 18454

PCORDER.COM, INC. et al.,

                         Defendants.

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ANDY HICKMAN,
                         Plaintiff,
      v.                                        C.A. No. 18455

PCORDER.COM, INC. et al.,

                         Defendants.

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THOMAS L. HANLEY,
                         Plaintiff,
      v.                                        C.A. No. 18458

PCORDER.COM, INC. et al.,

                         Defendants.

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AMY COLLINS,
                         Plaintiff,
      v.                                        C.A. No. 18459

PCORDER.COM, INC. et al.,

                         Defendants.

--------------------------------------
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---------------------------------------
JEANETTE CORPUS,                      :
                                      :
                    Plaintiff,        :
                                      :
      v.                              :        C.A. No. 18472
                                      :
PCORDER.COM, INC. et al.,             :
                                      :
                    Defendants.       :
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                         NOTICE AND ORDER OF DISMISSAL
                         -----------------------------

TO: TO ALL DEFENDANTS

     PLEASE TAKE NOTICE that, subject to the approval of the Court, plaintiffs dismiss the above actions without prejudice.

     The undersigned hereby represents that no compensation in any form has passed directly or indirectly from defendants to plaintiffs or plaintiffs' attorneys and that no promise to give any such compensation has been made.

                                            ROSENTHAL, MONHAIT, GROSS
                                              & GODDESS, P.A.

                                       By:/s/ Joseph A. Rosenthal
                                          ------------------------------
                                          Suite 1401, Mellon Bank Center
SO ORDERED this 15th day                  P.O. Box 1070
                                          Wilmington, DE 19899
of November, 2000.                        (302) 656-4433
                                          Attorneys for Plaintiffs
   /s/ S.P. Lamb
_____________________
   Vice Chancellor
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                            CERTIFICATE OF SERVICE
                            ----------------------

     I, Joseph A. Rosenthal, Esquire, do hereby certify that on this 13th day of November, 2000, I caused copies of the foregoing Notice and Order of Dismissal to be served by hand delivery upon:

Robert K. Payson, Esquire                   Alan J. Stone, Esquire
Potter Anderson & Corroon LLP               Morris Nichols Arsht & Tunnell
Hercules Plaza                              1201 North Market Street
Wilmington, DE 19801                        Wilmington, DE 19801


                        Allen M. Terrell, Jr., Esquire
                        Richards Layton & Finger
                        One Rodney Square
                        Wilmington, DE 19801


                                               /s/ Joseph A. Rosenthal
                                              ------------------------------
                                                   Joseph A. Rosenthal